SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 16, 2000

                     FORD MOTOR CREDIT COMPANY
      (Exact name of registrant as specified in its charter)

          Delaware                  1-6368              38-1612444

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(State or other juris-      (Commission File         (IRS Employer
 diction of incorporation          Number)             Identification No.)

One American Road, Dearborn, Michigan                        48121

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(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code 313-322-3000


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ITEM 5. Other Events.

       Ford Motor Credit Company, a Delaware corporation (the "Company"), filed a Current Report on Form 8-K dated March 8, 2000 (the "8-K Report") containing information relating to the issuance of its 7 1/2% Notes due March 15, 2005 in the aggregate principal amount of $3,000,000,000 and its Floating Rate Notes due March 17, 2003 in the aggregate principal amount of $2,000,000,000. The offering of this series of debt securities closed on March 16, 2000 and the information contained in the 8-K Report is hereby expunged.

                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                              FORD MOTOR CREDIT COMPANY

                                                     (Registrant)

Date:  March 16, 2000                         By:/s/R. P. Conrad
                                                 -----------------
                                                    R. P. Conrad
                                                    Assistant Secretary